Prospectus Supplement

John Hancock Funds II

Supplement dated April 6, 2018 to the current Summary Prospectus (the “Summary Prospectus”)

John Hancock Technical Opportunities Fund (the “fund”)

Effective at the close of business on June 29, 2018 (the effective date), Frank L. Teixeira, CMT, CFA will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Teixeira as a portfolio manager of the fund will be removed from the Summary Prospectus. Following the effective date, David Lundgren, CMT, CFA will continue as portfolio manager of the fund.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.